UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported):  January 6, 2009

ODYNE CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	333-130768	13-4050047
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

89 Cabot Court, Suite L	11788
Hauppauge, New York	(Zip Code)
(Address of principal executive offices)

Registrant's telephone number, including area code:  (631) 750-1010

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

CURRENT REPORT ON FORM 8-K

ODYNE CORPORATION

January 6, 2009

Item 8.01.	Other Events

As we previously disclosed, in October 2008, we retained Matrix USA, LLC as our financial advisor to explore strategic alternatives.  Notwithstanding our advisors’ efforts to find a merger partner or purchaser of our assets, such efforts have not been successful.  Accordingly, we announced today that, after careful consideration, we have determined to wind-down the operations of the company, terminate substantially all of our employees, discontinue our operating leases and resolve our outstanding liabilities.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits.

99.1	Press Release of Odyne Corporation issued January 6, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ODYNE CORPORATION

Date: January 6, 2009	By:	/s/ Alan Tannenbaum
Alan Tannenbaum
Chief Executive Officer